EXHIBIT 20




                       MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

     The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on August 15, 2001 and covers activity from June 25, 2001 through July 25, 2001.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of August, 2001.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Lawrence Belmonte
                                                 ---------------------------
                                          Name:  Lawrence Belmonte
                                          Title: Vice President
                                                 CSBS - Forecast & Planning



I.  Monthly Period Trust Activity

A. Trust Activity                                 Trust Totals
   --------------                                 ------------

Number of days in period                                    31
Beginning Principal Receivable Balance       16,615,686,072.67
Special Funding Account Balance                           0.00
Beginning Total Principal Balance            16,615,686,072.67

Finance Charge Collections (excluding           241,134,318.05
  Discount Option & Recoveries)
Discount Percentage                                      2.00%
Discount Option Receivables Collections          55,566,656.31
Premium Option Receivables Collections                    0.00
Recoveries                                       13,751,902.72
Total Collections of Finance Charge Rece        310,452,877.08
Total Collections of Principal Receivabl      2,722,766,158.98
Monthly Payment Rate                                  15.8581%
Defaulted amount                                 92,238,359.27
Annualized Default Rate                                6.4990%
Trust Portfolio Yield                                 15.4631%
New Principal Receivables                     2,910,039,250.06
Ending Principal Receivables Balance         16,710,720,804.47
Ending Required Minimum Principal Balanc     14,632,250,000.00
Ending Transferor Amount                      3,035,720,804.47
Ending Special Funding Account Balance                    0.00
Ending Total Principal Balance               16,710,720,804.47






B. Series Allocations                                            Series 1997-1       Series 1998-1    Series 1999-1    Series 1999-2
---------------------                                            -------------      -------------     -------------    -------------
Group Number                                                                 1                  2                 1                1
Invested Amount                                               1,000,000,000.00   1,000,000,000.00   1,000,000,000.0   500,000,000.00
Adjusted Invested Amount                                      1,000,000,000.00   1,000,000,000.00   1,000,000,000.0   500,000,000.00
Principal Funding Account Balance                                         0.00               0.00              0.00             0.00
Series Required Transferor Amount                                70,000,000.00      70,000,000.00     70,000,000.00    35,000,000.00
Series Allocation Percentage                                             7.31%              7.31%             7.31%            3.66%
Series Alloc. Finance Charge Collections                         22,702,221.36      22,702,221.36     22,702,221.36    11,351,110.68
Series Allocable Recoveries                                       1,005,623.60       1,005,623.60      1,005,623.60       502,811.80
Series Alloc. Principal Collections                             199,105,386.40     199,105,386.40    199,105,386.40    99,552,693.20
Series Allocable Defaulted Amount                                 6,745,035.41       6,745,035.41      6,745,035.41     3,372,517.71


B. Series Allocations                         Series 1999-3      Series 1999-4      Series 1999-5     Series 1999-6    Series 2000-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                  2                 2                1
Invested Amount                            1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00   500,000,000.00
Adjusted Invested Amount                   1,000,000,000.00     500,000,000.00     500,000,000.00    500,000,000.00   500,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             70,000,000.00      35,000,000.00      35,000,000.00     35,000,000.00    35,000,000.00
Series Allocation Percentage                          7.31%              3.66%              3.66%             3.66%            3.66%
Series Alloc. Finance Charge Collections      22,702,221.36      11,351,110.68      11,351,110.68     11,351,110.68    11,351,110.68
Series Allocable Recoveries                    1,005,623.60         502,811.80         502,811.80        502,811.80       502,811.80
Series Alloc. Principal Collections          199,105,386.40      99,552,693.20      99,552,693.20     99,552,693.20    99,552,693.20
Series Allocable Defaulted Amount              6,745,035.41       3,372,517.71       3,372,517.71      3,372,517.71     3,372,517.71


B. Series Allocations                         Series 2000-2      Series 2000-3      Series 2000-4     Series 2000-5    Series 2001-1
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              2                  2                  2                 2                2
Invested Amount                              500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00
Adjusted Invested Amount                     500,000,000.00   1,000,000,000.00   1,212,122,000.00    787,878,000.00   750,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             35,000,000.00      70,000,000.00      84,848,540.00     55,151,460.00    52,500,000.00
Series Allocation Percentage                          3.66%              7.31%              8.86%             5.76%            5.48%
Series Alloc. Finance Charge Collections      11,351,110.68      22,702,221.36      27,517,861.96     17,886,580.76    17,026,666.02
Series Allocable Recoveries                      502,811.80       1,005,623.60       1,218,938.49        792,308.71       754,217.70
Series Alloc. Principal Collections           99,552,693.20     199,105,386.40     241,340,019.17    156,870,753.62   149,329,039.80
Series Allocable Defaulted Amount              3,372,517.71       6,745,035.41       8,175,805.81      5,314,265.01     5,058,776.56


B. Series Allocations                         Series 2001-2      Series 2001-3      Series 2001-4     Series 2001-5    Series 2001-6
---------------------                         -------------      -------------      -------------     -------------    -------------

Group Number                                              1                  2                  2                 2                2
Invested Amount                              250,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00   700,000,000.00
Adjusted Invested Amount                     250,000,000.00     750,000,000.00     725,000,000.00    500,000,000.00   700,000,000.00
Principal Funding Account Balance                      0.00               0.00               0.00              0.00             0.00
Series Required Transferor Amount             17,500,000.00      52,500,000.00      50,750,000.00     35,000,000.00    49,000,000.00
Series Allocation Percentage                          1.83%              5.48%              5.30%             3.66%            5.12%
Series Alloc. Finance Charge Collections       5,675,555.34      17,026,666.02      16,459,110.48     11,351,110.68    15,891,554.95
Series Allocable Recoveries                      251,405.90         754,217.70         729,077.11        502,811.80       703,936.52
Series Alloc. Principal Collections           49,776,346.60     149,329,039.80     144,351,405.14     99,552,693.20   139,373,770.48
Series Allocable Defaulted Amount              1,686,258.85       5,058,776.56       4,890,150.67      3,372,517.71     4,721,524.79


B. Series Allocations                                                                                                    Trust Total
---------------------                                                                                                    -----------

Group Number
Invested Amount                                                                                                    13,675,000,000.00
Adjusted Invested Amount                                                                                           13,675,000,000.00
Principal Funding Account Balance                                                                                               0.00
Series Required Transferor Amount                                                                                     957,250,000.00
Series Allocation Percentage                                                                                                    100%
Series Alloc. Finance Charge Collections                                                                              310,452,877.08
Series Allocable Recoveries                                                                                            13,751,902.72
Series Alloc. Principal Collections                                                                                 2,722,766,158.98
Series Allocable Defaulted Amount                                                                                      92,238,359.27




C. Group Allocations
--------------------

1. Group 1 Allocations                                            Series 1997-1    Series 1999-1    Series 1999-2    Series 2000-1
----------------------                                            -------------    -------------    -------------    -------------
Investor Finance Charge Collections                               18,684,324.90    18,684,324.90     9,342,162.45     9,342,162.45

Investor Monthly Interest                                          5,203,645.83     4,621,666.67     2,443,229.17     2,927,812.50
Investor Default Amount                                            5,551,282.02     5,551,282.02     2,775,641.01     2,775,641.01
Investor Monthly Fees                                              1,666,666.67     1,666,666.67       833,333.33       833,333.33
Investor Additional Amounts                                                0.00             0.00             0.00             0.00
Total                                                             12,421,594.52    11,839,615.35     6,052,203.51     6,536,786.84

Reallocated Investor Finance Charge Collections                   18,684,324.90    18,684,324.90     9,342,162.45     9,342,162.45
Available Excess                                                   6,262,730.39     6,844,709.55     3,289,958.94     2,805,375.61


1. Group 1 Allocations                            Series 2001-2                                                      Group 1 Total
----------------------                            -------------                                                      -------------

Investor Finance Charge Collections                4,671,081.23                                                      60,724,055.94

Investor Monthly Interest                          1,142,552.08                                                      16,338,906.25
Investor Default Amount                            1,387,820.50                                                      18,041,666.55
Investor Monthly Fees                                416,666.67                                                       5,416,666.67
Investor Additional Amounts                                0.00                                                               0.00
Total                                              2,947,039.25                                                      39,797,239.47

Reallocated Investor Finance Charge Collections    4,671,081.23                                                      60,724,055.94
Available Excess                                   1,724,041.97                                                      20,926,816.47


2. Group 2 Allocations                            Series 1998-1   Series 1999-3    Series 1999-4    Series 1999-5    Series 1999-6
----------------------                            -------------   -------------    -------------    -------------    -------------

Investor Finance Charge Collections               18,684,324.90   18,684,324.90     9,342,162.45     9,342,162.45     9,342,162.45

Investor Monthly Interest                          3,317,708.33    3,377,875.00     1,699,937.50     1,729,958.33     1,714,541.67
Investor Default Amount                            5,551,282.02    5,551,282.02     2,775,641.01     2,775,641.01     2,775,641.01
Investor Monthly Fees                              1,666,666.67    1,666,666.67       833,333.33       833,333.33       833,333.33
Investor Additional Amounts                                0.00            0.00             0.00             0.00             0.00
Total                                             10,535,657.02   10,595,823.68     5,308,911.84     5,338,932.67     5,323,516.01

Reallocated Investor Finance Charge Collections   18,684,324.90   18,684,324.90     9,342,162.45     9,342,162.45     9,342,162.45
Available Excess                                   8,148,667.89    8,088,501.22     4,033,250.61     4,003,229.78     4,018,646.44


2. Group 2 Allocations                            Series 2000-2   Series 2000-3    Series 2000-4    Series 2000-5    Series 2001-1
----------------------                            -------------   -------------    -------------    -------------    -------------

Investor Finance Charge Collections                9,342,162.45   18,684,324.90    22,647,681.27    14,720,968.54    14,013,243.68

Investor Monthly Interest                          1,699,843.75    3,388,333.33     4,137,553.47     2,663,454.12     2,543,343.75
Investor Default Amount                            2,775,641.01    5,551,282.02     6,728,831.06     4,373,732.97     4,163,461.51
Investor Monthly Fees                                833,333.33    1,666,666.67     2,020,203.33     1,313,130.00     1,250,000.00
Investor Additional Amounts                                0.00            0.00             0.00             0.00             0.00
Total                                              5,308,818.09   10,606,282.02    12,886,587.86     8,350,317.09     7,956,805.26

Reallocated Investor Finance Charge Collections    9,342,162.45   18,684,324.90    22,647,681.27    14,720,968.54    14,013,243.68
Investment Funding Account Proceeds                                                    11,756.21
Available Excess                                   4,033,344.36    8,078,042.89     9,772,849.62     6,370,651.45     6,056,438.42


2. Group 2 Allocations                            Series 2001-3   Series 2001-4    Series 2001-5    Series 2001-6    Group 2 Total
----------------------                            -------------   -------------    -------------    -------------    -------------

Investor Finance Charge Collections               14,013,243.68   13,546,135.56     9,342,162.45    13,079,027.43   194,784,087.12

Investor Monthly Interest                          2,530,250.00    2,451,647.92     1,714,270.83     2,360,895.83    35,329,613.83
Investor Default Amount                            4,163,461.51    4,024,679.46     2,775,641.01     3,885,897.41    57,872,115.01
Investor Monthly Fees                              1,250,000.00    1,208,333.33       833,333.33     1,166,666.67    17,375,000.00
Investor Additional Amounts                                0.00            0.00             0.00             0.00             0.00
Total                                              7,943,711.51    7,684,660.71     5,323,245.17     7,413,459.91   110,576,728.85

Reallocated Investor Finance Charge Collections   14,013,243.68   13,546,135.56     9,342,162.45    13,079,027.43   194,784,087.12
Investment Funding Account Proceeds                                                                                      11,756.21
Available Excess                                   6,069,532.17    5,861,474.84     4,018,917.28     5,665,567.52    84,219,114.48



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                             225,925,803
61-90 Days Delinquent:                             124,736,681
90+ Days Delinquent:                               179,148,300
Total 30+ Days Delinquent:                         529,810,783






II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations            Interest              Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                1,215,041,029.08      1,000,000,000.00       215,041,029.08
Beginning Adjusted Invested Amount                                N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 22,702,221.36         18,684,324.90         4,017,896.45
Collections of Principal Receivables                   199,105,386.40        163,867,212.41        35,238,173.99
Defaulted Amount                                         6,745,035.41          5,551,282.02         1,193,753.40

Ending Invested / Transferor Amounts                 1,221,990,552.43      1,000,000,000.00       221,990,552.43


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        ------                -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      6.4000%               6.5500%              4.2050%
Monthly Interest Due                                     4,613,333.33            327,500.00           262,812.50        5,203,645.83
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       4,613,333.33            327,500.00           262,812.50        5,203,645.83
Investor Default Amount                                  4,801,858.94            333,076.92           416,346.15        5,551,282.02
Investor Monthly Fees Due                                1,441,666.67            100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                               10,856,858.94            760,576.92           804,158.65       12,421,594.52

Reallocated Investor Finance Charge Collections                                                                        18,684,324.90
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    8.3589%


                                                                                                     Collateral
C. Certificates - Balances and Distributions                  Class A               Class B           Interest                 Total
--------------------------------------------                  -------               -------          -----------               -----

Beginning Certificates Balance                         865,000,000.00         60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                   4,613,333.33            327,500.00           262,812.50        5,203,645.83
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      4,613,333.33            327,500.00           262,812.50        5,203,645.83
Ending Certificates Balance                            865,000,000.00         60,000,000.00        75,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $5.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $5.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.46

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.46

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $262,812.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $262,812.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $16,161,941.04

       a. Class A Monthly Interest:                              $4,613,333.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,801,858.94
       e. Excess Spread:                                         $6,746,748.76

   2.  Class B Available Funds:                                  $1,121,059.49

       a. Class B Monthly Interest:                                $327,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $793,559.49

   3.  Collateral Available Funds:                               $1,401,324.37

       a. Excess Spread:                                         $1,401,324.37

   4.  Total Excess Spread:                                      $8,941,632.63


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1997-1 Allocable Principal
       Collections:                                            $199,105,386.40

   3.  Principal Allocation Percentage of
       Series 1997-1 Allocable Principal Collections:          $163,867,212.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,867,212.41

   6.  Shared Principal Collections from other
       Series allocated to Series 1997-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,551,282.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $169,418,494.42


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $75,000,000.00

   2.  Required Collateral Invested Amount                      $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $169,418,494.42

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1997-1

   1.  Excess Spread:                                            $8,941,632.63
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $333,076.92

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $262,812.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $416,346.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,262,730.39


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.3589%
       b. Prior Monthly Period                                         8.1110%
       c. Second Prior Monthly Period                                  8.1218%

   2.  Three Month Average Base Rate                                   8.1972%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest                Interest
----------------------------------                       ------------       ---------------          -----------
Beginning Invested /Transferor Amount                1,215,041,029.08      1,000,000,000.00       215,041,029.08
Beginning Adjusted Invested Amount                                N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 22,702,221.36         18,684,324.90         4,017,896.45
Collections of Principal Receivables                   199,105,386.40        163,867,212.41        35,238,173.99
Defaulted Amount                                         6,745,035.41          5,551,282.02         1,193,753.40

Ending Invested / Transferor Amounts                 1,221,990,552.43      1,000,000,000.00       221,990,552.43


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9200%               4.0800%              4.4300%
Monthly Interest Due                                     2,695,000.00            272,000.00           350,708.33        3,317,708.33
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,695,000.00            272,000.00           350,708.33        3,317,708.33
Investor Default Amount                                  4,579,807.66            444,102.56           527,371.79        5,551,282.02
Investor Monthly Fees Due                                1,375,000.00            133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                8,649,807.66            849,435.89         1,036,413.46       10,535,657.02

Reallocated Investor Finance Charge Collections                                                                        18,684,324.90
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.0643%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                   2,695,000.00            272,000.00           350,708.33        3,317,708.33
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,695,000.00            272,000.00           350,708.33        3,317,708.33
Ending Certificates Balance                            825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.27

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.27

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.40

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.40

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $350,708.33

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $350,708.33

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $15,414,568.05

       a. Class A Monthly Interest:                              $2,695,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,579,807.66
       e. Excess Spread:                                         $8,139,760.38

   2.  Class B Available Funds:                                  $1,494,745.99

       a. Class B Monthly Interest:                                $272,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,222,745.99

   3.  Collateral Available Funds:                               $1,775,010.87

       a. Excess Spread:                                         $1,775,010.87

   4.  Total Excess Spread:                                     $11,137,517.24


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1998-1 Allocable Principal
       Collections:                                            $199,105,386.40

   3.  Principal Allocation Percentage of
       Series 1998-1 Allocable Principal Collections:          $163,867,212.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,867,212.41

   6.  Shared Principal Collections from other
       Series allocated to Series 1998-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,551,282.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $169,418,494.42


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $95,000,000.00

   2.  Required Collateral Invested Amount                      $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $169,418,494.42

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1998-1

   1.  Excess Spread:                                           $11,137,517.24
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $444,102.56

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $350,708.33
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $527,371.79
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,148,667.89


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.0643%
       b. Prior Monthly Period                                         6.1510%
       c. Second Prior Monthly Period                                  6.2955%

   2.  Three Month Average Base Rate                                   6.1703%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------

Beginning Invested /Transferor Amount                1,215,041,029.08      1,000,000,000.00       215,041,029.08
Beginning Adjusted Invested Amount                                N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 22,702,221.36         18,684,324.90         4,017,896.45
Collections of Principal Receivables                   199,105,386.40        163,867,212.41        35,238,173.99
Defaulted Amount                                         6,745,035.41          5,551,282.02         1,193,753.40

Ending Invested / Transferor Amounts                 1,221,990,552.43      1,000,000,000.00       221,990,552.43


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      5.6000%               5.8500%              4.6800%
Monthly Interest Due                                     4,036,666.67            292,500.00           292,500.00        4,621,666.67
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       4,036,666.67            292,500.00           292,500.00        4,621,666.67
Investor Default Amount                                  4,801,858.94            333,076.92           416,346.15        5,551,282.02
Investor Monthly Fees Due                                1,441,666.67            100,000.00           125,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                               10,280,192.28            725,576.92           833,846.15       11,839,615.35

Reallocated Investor Finance Charge Collections                                                                        18,684,324.90
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    7.6508%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         865,000,000.00         60,000,000.00        75,000,000.00    1,000,000,000.00
Interest Distributions                                   4,036,666.67            292,500.00           292,500.00        4,621,666.67
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      4,036,666.67            292,500.00           292,500.00        4,621,666.67
Ending Certificates Balance                            865,000,000.00         60,000,000.00        75,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00


   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $292,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $292,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $16,161,941.04

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,801,858.94
       e. Excess Spread:                                         $7,323,415.43

   2.  Class B Available Funds:                                  $1,121,059.49

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $828,559.49

   3.  Collateral Available Funds:                               $1,401,324.37

       a. Excess Spread:                                         $1,401,324.37

   4.  Total Excess Spread:                                      $9,553,299.29


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $199,105,386.40

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $163,867,212.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,867,212.41

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,551,282.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $169,418,494.42


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $75,000,000.00

   2.  Required Collateral Invested Amount                      $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $169,418,494.42

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $9,553,299.29
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $333,076.92

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $292,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $416,346.15
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,844,709.55


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.6508%
       b. Prior Monthly Period                                         7.4269%
       c. Second Prior Monthly Period                                  7.4377%

   2.  Three Month Average Base Rate                                   7.5051%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------

Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      5.9500%               6.1000%              4.6800%
Monthly Interest Due                                     2,144,479.17            152,500.00           146,250.00        2,443,229.17
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,144,479.17            152,500.00           146,250.00        2,443,229.17
Investor Default Amount                                  2,400,929.47            166,538.46           208,173.08        2,775,641.01
Investor Monthly Fees Due                                  720,833.33             50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                                5,266,241.97            369,038.46           416,923.08        6,052,203.51

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    7.9730%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                   2,144,479.17            152,500.00           146,250.00        2,443,229.17
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,144,479.17            152,500.00           146,250.00        2,443,229.17
Ending Certificates Balance                            432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $146,250.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $146,250.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,080,970.52

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,400,929.47
       e. Excess Spread:                                         $3,535,561.88

   2.  Class B Available Funds:                                    $560,529.75

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $408,029.75

   3.  Collateral Available Funds:                                 $700,662.18

       a. Excess Spread:                                           $700,662.18

   4.  Total Excess Spread:                                      $4,644,253.81


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1999-2 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $37,500,000.00

   2.  Required Collateral Invested Amount                      $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $4,644,253.81
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $166,538.46

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $146,250.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $208,173.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $3,289,958.94


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.9730%
       b. Prior Monthly Period                                         7.7387%
       c. Second Prior Monthly Period                                  7.7495%

   2.  Three Month Average Base Rate                                   7.8204%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest                Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                1,215,041,029.08      1,000,000,000.00       215,041,029.08
Beginning Adjusted Invested Amount                                N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 22,702,221.36         18,684,324.90         4,017,896.45
Collections of Principal Receivables                   199,105,386.40        163,867,212.41        35,238,173.99
Defaulted Amount                                         6,745,035.41          5,551,282.02         1,193,753.40

Ending Invested / Transferor Amounts                 1,221,990,552.43      1,000,000,000.00       221,990,552.43


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                       3.9700%              4.1700%              4.6800%
Monthly Interest Due                                     2,729,375.00            278,000.00           370,500.00        3,377,875.00
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,729,375.00            278,000.00           370,500.00        3,377,875.00
Investor Default Amount                                  4,579,807.66            444,102.56           527,371.79        5,551,282.02
Investor Monthly Fees Due                                1,375,000.00            133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                8,684,182.66            855,435.89         1,056,205.12       10,595,823.68

Reallocated Investor Finance Charge Collections                                                                        18,684,324.90
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1375%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                   2,729,375.00            278,000.00           370,500.00        3,377,875.00
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,729,375.00            278,000.00           370,500.00        3,377,875.00
Ending Certificates Balance                            825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $370,500.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $370,500.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $15,414,568.05

       a. Class A Monthly Interest:                              $2,729,375.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,579,807.66
       e. Excess Spread:                                         $8,105,385.38

   2.  Class B Available Funds:                                  $1,494,745.99

       a. Class B Monthly Interest:                                $278,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,216,745.99

   3.  Collateral Available Funds:                               $1,775,010.87

       a. Excess Spread:                                         $1,775,010.87

   4.  Total Excess Spread:                                     $11,097,142.24


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $199,105,386.40

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $163,867,212.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,867,212.41

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,551,282.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $169,418,494.42


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $95,000,000.00

   2.  Required Collateral Invested Amount                      $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $169,418,494.42

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $11,097,142.24
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $444,102.56

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $370,500.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $527,371.79
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,088,501.22


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1375%
       b. Prior Monthly Period                                         6.2242%
       c. Second Prior Monthly Period                                  6.3687%

   2.  Three Month Average Base Rate                                   6.2435%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations           Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                     Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------          -----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      4.0000%               4.2500%              4.6300%
Monthly Interest Due                                     1,375,000.00            141,666.67           183,270.83        1,699,937.50
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,375,000.00            141,666.67           183,270.83        1,699,937.50
Investor Default Amount                                  2,289,903.83            222,051.28           263,685.90        2,775,641.01
Investor Monthly Fees Due                                  687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                4,352,403.83            430,384.61           526,123.40        5,308,911.84

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1643%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,375,000.00            141,666.67           183,270.83        1,699,937.50
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,375,000.00            141,666.67           183,270.83        1,699,937.50
Ending Certificates Balance                            412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.54

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.54

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $183,270.83

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $183,270.83

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,707,284.02

       a. Class A Monthly Interest:                              $1,375,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,289,903.83
       e. Excess Spread:                                         $4,042,380.19

   2.  Class B Available Funds:                                    $747,373.00

       a. Class B Monthly Interest:                                $141,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $605,706.33

   3.  Collateral Available Funds:                                 $887,505.43

       a. Excess Spread:                                           $887,505.43

   4.  Total Excess Spread:                                      $5,535,591.95


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1999-4 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 1999-4 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-4

   1.  Excess Spread:                                            $5,535,591.95
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $222,051.28

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $183,270.83
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,685.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,033,250.61


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1643%
       b. Prior Monthly Period                                         6.2510%
       c. Second Prior Monthly Period                                  6.3954%

   2.  Three Month Average Base Rate                                   6.2702%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest                Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      4.0700%               4.3100%              4.7300%
Monthly Interest Due                                     1,399,062.50            143,666.67           187,229.17        1,729,958.33
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,399,062.50            143,666.67           187,229.17        1,729,958.33
Investor Default Amount                                  2,289,903.83            222,051.28           263,685.90        2,775,641.01
Investor Monthly Fees Due                                  687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                4,376,466.33            432,384.61           530,081.73        5,338,932.67

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.2373%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,399,062.50            143,666.67           187,229.17        1,729,958.33
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,399,062.50            143,666.67           187,229.17        1,729,958.33
Ending Certificates Balance                            412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.39

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.39

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.59

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.59

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $187,229.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $187,229.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,707,284.02

       a. Class A Monthly Interest:                              $1,399,062.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,289,903.83
       e. Excess Spread:                                         $4,018,317.69

   2.  Class B Available Funds:                                    $747,373.00

       a. Class B Monthly Interest:                                $143,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $603,706.33

   3.  Collateral Available Funds:                                 $887,505.43

       a. Excess Spread:                                           $887,505.43

   4.  Total Excess Spread:                                      $5,509,529.45


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1999-5 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,509,529.45
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $222,051.28

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $187,229.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,685.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,003,229.78


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.2373%
       b. Prior Monthly Period                                         6.3240%
       c. Second Prior Monthly Period                                  6.4685%

   2.  Three Month Average Base Rate                                   6.3433%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest                Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      4.0300%               4.2600%              4.7300%
Monthly Interest Due                                     1,385,312.50            142,000.00           187,229.17        1,714,541.67
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,385,312.50            142,000.00           187,229.17        1,714,541.67
Investor Default Amount                                  2,289,903.83            222,051.28           263,685.90        2,775,641.01
Investor Monthly Fees Due                                  687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                4,362,716.33            430,717.95           530,081.73        5,323,516.01

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1998%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,385,312.50            142,000.00           187,229.17        1,714,541.67
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,385,312.50            142,000.00           187,229.17        1,714,541.67
Ending Certificates Balance                            412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.36

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.36

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.55

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.55

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00


   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $187,229.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $187,229.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,707,284.02

       a. Class A Monthly Interest:                              $1,385,312.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,289,903.83
       e. Excess Spread:                                         $4,032,067.69

   2.  Class B Available Funds:                                    $747,373.00

       a. Class B Monthly Interest:                                $142,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $605,373.00

   3.  Collateral Available Funds:                                 $887,505.43

       a. Excess Spread:                                           $887,505.43

   4.  Total Excess Spread:                                      $5,524,946.12


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 1999-6 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 1999-6 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-6

   1.  Excess Spread:                                            $5,524,946.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $222,051.28

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $187,229.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,685.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,018,646.44


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1998%
       b. Prior Monthly Period                                         6.2865%
       c. Second Prior Monthly Period                                  6.4310%

   2.  Three Month Average Base Rate                                   6.3058%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      7.2000%               7.4000%              4.7300%
Monthly Interest Due                                     2,595,000.00            185,000.00           147.812.50        2,927,812.50
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,595,000.00            185,000.00           147,812.50        2,927,812.50
Investor Default Amount                                  2,400,929.47            166,538.46           208,173.08        2,775,641.01
Investor Monthly Fees Due                                  720,833.33             50,000.00            62,500.00          833,333.33
Investor Additional Amounts Due
Total Due                                                5,716,762.81            401,538.46           418,485.58        6,536,786.84

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    9.1521%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00
Interest Distributions                                   2,595,000.00            185,000.00           147,812.50        2,927,812.50
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,595,000.00            185,000.00           147,812.50        2,927,812.50
Ending Certificates Balance                            432,500,000.00         30,000,000.00        37,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $147,812.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $147,812.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,080,970.52

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,400,929.47
       e. Excess Spread:                                         $3,085,041.05

   2.  Class B Available Funds:                                    $560,529.75

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $375,529.75

   3.  Collateral Available Funds:                                 $700,662.18

       a. Excess Spread:                                           $700,662.18

   4.  Total Excess Spread:                                      $4,161,232.98


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2000-1 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $37,500,000.00

   2.  Required Collateral Invested Amount                      $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $4,161,232.98
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $166,538.46

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $147,812.50
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $208,173.08
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,805,375.61


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       9.1521%
       b. Prior Monthly Period                                         8.8799%
       c. Second Prior Monthly Period                                  8.8907%

   2.  Three Month Average Base Rate                                   8.9743%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9950%               4.1800%              4.7300%
Monthly Interest Due                                     1,373,281.25            139,333.33           187,229.17        1,699,843.75
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,373,281.25            139,333.33           187,229.17        1,699,843.75
Investor Default Amount                                  2,289,903.83            222,051.28           263,685.90        2,775,641.01
Investor Monthly Fees Due                                  687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                4,350,685.08            428,051.28           530,081.73        5,308,818.09

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1641%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,373,281.25            139,333.33           187,229.17        1,699,843.75
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,373,281.25            139,333.33           187,229.17        1,699,843.75
Ending Certificates Balance                            412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $187,229.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $187,229.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,707,284.02

       a. Class A Monthly Interest:                              $1,373,281.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,289,903.83
       e. Excess Spread:                                         $4,044,098.94

   2.  Class B Available Funds:                                    $747,373.00

       a. Class B Monthly Interest:                                $139,333.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $608,039.66

   3.  Collateral Available Funds:                                 $887,505.43

       a. Excess Spread:                                           $887,505.43

   4.  Total Excess Spread:                                      $5,539,644.04


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2000-2 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,539,644.04
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $222,051.28

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $187,229.17
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,685.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,033,344.36


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1641%
       b. Prior Monthly Period                                         6.2507%
       c. Second Prior Monthly Period                                  6.3952%

   2.  Three Month Average Base Rate                                   6.2700%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                1,215,041,029.08      1,000,000,000.00       215,041,029.08
Beginning Adjusted Invested Amount                                N/A      1,000,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 22,702,221.36         18,684,324.90         4,017,896.45
Collections of Principal Receivables                   199,105,386.40        163,867,212.41        35,238,173.99
Defaulted Amount                                         6,745,035.41          5,551,282.02         1,193,753.40

Ending Invested / Transferor Amounts                 1,221,990,552.43      1,000,000,000.00       221,990,552.43


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9900%               4.1800%              4.6300%
Monthly Interest Due                                     2,743,125.00            278,666.67           366,541.67        3,388,333.33
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,743,125.00            278,666.67           366,541.67        3,388,333.33
Investor Default Amount                                  4,579,807.66            444,102.56           527,371.79        5,551,282.02
Investor Monthly Fees Due                                1,375,000.00            133,333.33           158,333.33        1,666,666.67
Investor Additional Amounts Due
Total Due                                                8,697,932.66            856,102.56         1,052,246.79       10,606,282.02

Reallocated Investor Finance Charge Collections                                                                        18,684,324.90
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1503%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00
Interest Distributions                                   2,743,125.00            278,666.67           366,541.67        3,388,333.33
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,743,125.00            278,666.67           366,541.67        3,388,333.33
Ending Certificates Balance                            825,000,000.00         80,000,000.00        95,000,000.00    1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.33

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.33

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $366,541.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $366,541.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $15,414,568.05

       a. Class A Monthly Interest:                              $2,743,125.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,579,807.66
       e. Excess Spread:                                         $8,091,635.38

   2.  Class B Available Funds:                                  $1,494,745.99

       a. Class B Monthly Interest:                                $278,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,216,079.33

   3.  Collateral Available Funds:                               $1,775,010.87

       a. Excess Spread:                                         $1,775,010.87

   4.  Total Excess Spread:                                     $11,082,725.57


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $199,105,386.40

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $163,867,212.41

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,867,212.41

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,551,282.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $169,418,494.42


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $95,000,000.00

   2.  Required Collateral Invested Amount                      $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $169,418,494.42

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $11,082,725.57
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $444,102.56

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $366,541.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $527,371.79
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,078,042.89


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1502%
       b. Prior Monthly Period                                         6.2369%
       c. Second Prior Monthly Period                                  6.3814%

   2.  Three Month Average Base Rate                                   6.2562%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



XIV. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest                Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                1,472,777,962.25      1,212,122,000.00       260,655,962.25
Beginning Adjusted Invested Amount                                N/A      1,212,122,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 27,517,861.96         22,647,681.27         4,870,180.69
Collections of Principal Receivables                   241,340,019.17        198,627,053.24        42,712,965.93
Defaulted Amount                                         8,175,805.81          6,728,831.06         1,446,974.76

Ending Invested / Transferor Amounts                 1,481,201,632.39      1,212,122,000.00       269,079,632.39


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest               Total
--------------------------------------                        -------               -------           ----------              -----

Principal Funding Account                                        0.00                  0.00                 0.00               0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00               0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00               0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00               0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00               0.00

Coupon  July 16, 2001 to August 14, 2001                      4.0150%               4.2400%              4.6800%
Monthly Interest Due                                     3,345,833.33            342,627.33           449,092.80       4,137,553.47
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00               0.00
Additional Interest Due                                          0.00                  0.00                 0.00               0.00
Total Interest Due                                       3,345,833.33            342,627.33           449,092.80       4,137,553.47
Investor Default Amount                                  5,551,282.02            538,307.82           639,241.23       6,728,831.06
Investor Monthly Fees Due                                1,666,666.67            161,616.67           191,920.00       2,020,203.33
Investor Additional Amounts Due
Total Due                                               10,563,782.02          1,042,551.82        $1,280,254.03      12,886,587.86

Reallocated Investor Finance Charge Collections                                                                       22,647,681.27
Interest and Principal Funding Investment Proceeds                                                                        11,756.21
Series Adjusted Portfolio Yield                                                                                            15.4745%
Base Rate                                                                                                                   6.1808%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest               Total
--------------------------------------------                  -------               -------           ----------              -----

Beginning Certificates Balance                       1,000,000,000.00         96,970,000.00       115,152,000.00   1,212,122,000.00
Interest Distributions                                   3,345,833.33            342,627.33           449,092.80       4,137,553.47
Interest Deposits - Interest Funding Account            (3,345,833.33)          (342,627.33)                0.00      (3,688,460.67)
Interest Funding Account Distributions                           0.00                  0.00                 0.00               0.00
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00               0.00
Principal Distributions                                          0.00                  0.00                 0.00               0.00
Total Distributions                                              0.00                  0.00           449,092.80         449,092.80
Ending Interest Funding Account Balance                  6,803,194.44            696,675.58                 0.00       7,499,870.02
Ending Certificates Balance                          1,000,000,000.00         96,970,000.00       115,152,000.00   1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.35

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.35

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.53

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.53

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $449,092.80

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $449,092.80

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $18,696,081.11

       a. Class A Monthly Interest:                              $3,345,833.33
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $5,551,282.02
       e. Excess Spread:                                         $9,798,965.76

   2.  Class B Available Funds:                                  $1,811,818.99

       a. Class B Monthly Interest:                                $342,627.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,469,191.65

   3.  Collateral Available Funds:                               $2,151,537.38

       a. Excess Spread:                                         $2,151,537.38

   4.  Total Excess Spread:                                     $13,419,694.80


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $241,340,019.17

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $198,627,053.24

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $198,627,053.24

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $6,728,831.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $205,355,884.30


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                              $115,152,000.00

   2.  Required Collateral Invested Amount                     $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $205,355,884.30

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $13,419,694.80
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $538,307.82

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $449,092.80
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $639,241.23
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,772,849.62


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1808%
       b. Prior Monthly Period                                         6.1299%
       c. Second Prior Monthly Period                                  7.1931%

   2.  Three Month Average Base Rate                                   6.5013%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4745%
       b. Prior Monthly Period                                        15.0772%
       c. Second Prior Monthly Period                                 15.3797%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.3105%



II. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Series         Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  957,304,095.91        787,878,000.00       169,426,095.91
Beginning Adjusted Invested Amount                                N/A        787,878,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 17,886,580.76         14,720,968.54         3,165,612.22
Collections of Principal Receivables                   156,870,753.62        129,107,371.58        27,763,382.05
Defaulted Amount                                         5,314,265.01          4,373,732.97           940,532.04

Ending Invested / Transferor Amounts                   962,779,472.47        787,878,000.00       174,901,472.47


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9700%               4.2100%              4.6800%
Monthly Interest Due                                     2,150,416.67            221,130.25           291,907.20        2,663,454.12
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,150,416.67            221,130.25           291,907.20        2,663,454.12
Investor Default Amount                                  3,608,333.31            349,897.31           415,502.36        4,373,732.97
Investor Monthly Fees Due                                1,083,333.33            105,050.00           124,746.67        1,313,130.00
Investor Additional Amounts Due
Total Due                                                6,842,083.31            676,077.56           832,156.22        8,350,317.09

Reallocated Investor Finance Charge Collections                                                                        14,720,968.54
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1408%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00
Interest Distributions                                   2,150,416.67            221,130.25           291,907.20        2,663,454.12
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,150,416.67            221,130.25           291,907.20        2,663,454.12
Ending Certificates Balance                            650,000,000.00         63,030,000.00        74,848,000.00      787,878,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.51

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.51

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $291,907.20

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $291,907.20

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,144,811.19

       a. Class A Monthly Interest:                              $2,150,416.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,608,333.31
       e. Excess Spread:                                         $6,386,061.21

   2.  Class B Available Funds:                                  $1,177,673.00

       a. Class B Monthly Interest:                                $221,130.25
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $956,542.75

   3.  Collateral Available Funds:                               $1,398,484.35

       a. Excess Spread:                                         $1,398,484.35

   4.  Total Excess Spread:                                      $8,741,088.31


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $156,870,753.62

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $129,107,371.58

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $129,107,371.58

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,373,732.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $133,481,104.55


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $74,848,000.00

   2.  Required Collateral Invested Amount                      $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $133,481,104.55

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,741,088.31
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $349,897.31

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $291,907.20
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $415,502.36
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,370,651.45


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1408%
       b. Prior Monthly Period                                         6.2274%
       c. Second Prior Monthly Period                                  6.3719%

   2.  Three Month Average Base Rate                                   6.2467%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  911,280,771.81        750,000,000.00       161,280,771.81
Beginning Adjusted Invested Amount                                N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 17,026,666.02         14,013,243.68         3,013,422.34
Collections of Principal Receivables                   149,329,039.80        122,900,409.31        26,428,630.49
Defaulted Amount                                         5,058,776.56          4,163,461.51           895,315.05

Ending Invested / Transferor Amounts                   916,492,914.32        750,000,000.00       166,492,914.32


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9700%               4.2500%              4.7800%
Monthly Interest Due                                     2,047,031.25            212,500.00           283,812.50        2,543,343.75
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,047,031.25            212,500.00           283,812.50        2,543,343.75
Investor Default Amount                                  3,434,855.75            333,076.92           395,528.84        4,163,461.51
Investor Monthly Fees Due                                1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                6,513,137.00            645,576.92           798,091.34        7,956,805.26

Reallocated Investor Finance Charge Collections                                                                        14,013,243.68
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1537%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                   2,047,031.25            212,500.00           283,812.50        2,543,343.75
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,047,031.25            212,500.00           283,812.50        2,543,343.75
Ending Certificates Balance                            618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.31

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.31

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.54

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.54

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $283,812.50

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $283,812.50

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,560,926.03

       a. Class A Monthly Interest:                              $2,047,031.25
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,434,855.75
       e. Excess Spread:                                         $6,079,039.04

   2.  Class B Available Funds:                                  $1,121,059.49

       a. Class B Monthly Interest:                                $212,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $908,559.49

   3.  Collateral Available Funds:                               $1,331,258.15

       a. Excess Spread:                                         $1,331,258.15

   4.  Total Excess Spread:                                      $8,318,856.68


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $149,329,039.80

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $122,900,409.31

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $122,900,409.31

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,163,461.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $127,063,870.82


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $71,250,000.00

   2.  Required Collateral Invested Amount                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $127,063,870.82

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $8,318,856.68
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $333,076.92

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $283,812.50
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $395,528.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,056,438.42


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1536%
       b. Prior Monthly Period                                         6.2403%
       c. Second Prior Monthly Period                                  6.3848%

   2.  Three Month Average Base Rate                                   6.2596%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  303,760,257.27        250,000,000.00        53,760,257.27
Beginning Adjusted Invested Amount                                N/A        250,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                  5,675,555.34          4,671,081.23         1,004,474.11
Collections of Principal Receivables                    49,776,346.60         40,966,803.10         8,809,543.50
Defaulted Amount                                         1,686,258.85          1,387,820.50           298,438.35

Ending Invested / Transferor Amounts                   305,497,638.11        250,000,000.00        55,497,638.11


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B             Interest               Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      5.5300%               5.8300%              4.6800%
Monthly Interest Due                                       996,552.08             72,875.00            73,125.00        1,142,552.08
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                         996,552.08             72,875.00            73,125.00        1,142,552.08
Investor Default Amount                                  1,200,464.74             83,269.23           104,086.54        1,387,820.50
Investor Monthly Fees Due                                  360,416.67             25,000.00            31,250.00          416,666.67
Investor Additional Amounts Due
Total Due                                                2,557,433.49            181,144.23           208,461.54        2,947,039.25

Reallocated Investor Finance Charge Collections                                                                         4,671,081.23
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    7.5882%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00
Interest Distributions                                     996,552.08             72,875.00            73,125.00        1,142,552.08
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                        996,552.08             72,875.00            73,125.00        1,142,552.08
Ending Certificates Balance                            216,250,000.00         15,000,000.00        18,750,000.00      250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $73,125.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $73,125.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $4,040,485.26

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,200,464.74
       e. Excess Spread:                                         $1,843,468.44

   2.  Class B Available Funds:                                    $280,264.87

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $207,389.87

   3.  Collateral Available Funds:                                 $350,331.09

       a. Excess Spread:                                           $350,331.09

   4.  Total Excess Spread:                                      $2,401,189.41


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $49,776,346.60

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $40,966,803.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $40,966,803.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,387,820.50

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $42,354,623.61


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $18,750,000.00

   2.  Required Collateral Invested Amount                      $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $42,354,623.61

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $2,401,189.41
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $83,269.23

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $73,125.00
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $104,086.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,724,041.97


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       7.5882%
       b. Prior Monthly Period                                         7.3663%
       c. Second Prior Monthly Period                                  7.3771%

   2.  Three Month Average Base Rate                                   7.4439%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  911,280,771.81        750,000,000.00       161,280,771.81
Beginning Adjusted Invested Amount                                N/A        750,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 17,026,666.02         14,013,243.68         3,013,422.34
Collections of Principal Receivables                   149,329,039.80        122,900,409.31        26,428,630.49
Defaulted Amount                                         5,058,776.56          4,163,461.51           895,315.05

Ending Invested / Transferor Amounts                   916,492,914.32        750,000,000.00       166,492,914.32


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9600%               4.2100%              4.6800%
Monthly Interest Due                                     2,041,875.00            210,500.00           277,875.00        2,530,250.00
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       2,041,875.00            210,500.00           277,875.00        2,530,250.00
Investor Default Amount                                  3,434,855.75            333,076.92           395,528.84        4,163,461.51
Investor Monthly Fees Due                                1,031,250.00            100,000.00           118,750.00        1,250,000.00
Investor Additional Amounts Due
Total Due                                                6,507,980.75            643,576.92           792,153.84        7,943,711.51

Reallocated Investor Finance Charge Collections                                                                        14,013,243.68
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1324%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00
Interest Distributions                                   2,041,875.00            210,500.00           277,875.00        2,530,250.00
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      2,041,875.00            210,500.00           277,875.00        2,530,250.00
Ending Certificates Balance                            618,750,000.00         60,000,000.00        71,250,000.00      750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.51

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.51

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $277,875.00

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $277,875.00

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,560,926.03

       a. Class A Monthly Interest:                              $2,041,875.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,434,855.75
       e. Excess Spread:                                         $6,084,195.29

   2.  Class B Available Funds:                                  $1,121,059.49

       a. Class B Monthly Interest:                                $210,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $910,559.49

   3.  Collateral Available Funds:                               $1,331,258.15

       a. Excess Spread:                                         $1,331,258.15

   4.  Total Excess Spread:                                      $8,326,012.93


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $149,329,039.80

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $122,900,409.31

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $122,900,409.31

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,163,461.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $127,063,870.82


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $71,250,000.00

   2.  Required Collateral Invested Amount                      $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $127,063,870.82

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $8,326,012.93
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $333,076.92

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $277,875.00
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $395,528.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,069,532.17


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1324%
       b. Prior Monthly Period                                         6.2191%
       c. Second Prior Monthly Period                                  6.3636%

   2.  Three Month Average Base Rate                                   6.2383%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations           Interest              Interest
----------------------------------                        -----------       --------------           -----------
Beginning Invested /Transferor Amount                  880,904,746.08        725,000,000.00       155,904,746.08
Beginning Adjusted Invested Amount                                N/A        725,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 16,459,110.48         13,546,135.56         2,912,974.93
Collections of Principal Receivables                   144,351,405.14        118,803,729.00        25,547,676.14
Defaulted Amount                                         4,890,150.67          4,024,679.46           865,471.21

Ending Invested / Transferor Amounts                   885,943,150.51        725,000,000.00       160,943,150.51


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9600%               4.2100%              4.7800%
Monthly Interest Due                                     1,973,812.50            203,483.33           274,352.08        2,451,647.92
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,973,812.50            203,483.33           274,352.08        2,451,647.92
Investor Default Amount                                  3,320,360.56            321,974.36           382,344.55        4,024,679.46
Investor Monthly Fees Due                                  996,875.00             96,666.67           114,791.67        1,208,333.33
Investor Additional Amounts Due
Total Due                                                6,291,048.06            622,124.36           771,488.30        7,684,660.71

Reallocated Investor Finance Charge Collections                                                                        13,546,135.56
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1420%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00
Interest Distributions                                   1,973,812.50            203,483.33           274,352.08        2,451,647.92
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,973,812.50            203,483.33           274,352.08        2,451,647.92
Ending Certificates Balance                            598,125,000.00         58,000,000.00        68,875,000.00      725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.30

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.30

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.51

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.51

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $274,352.08

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $274,352.08

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,175,561.83

       a. Class A Monthly Interest:                              $1,973,812.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,320,360.56
       e. Excess Spread:                                         $5,881,388.78

   2.  Class B Available Funds:                                  $1,083,690.84

       a. Class B Monthly Interest:                                $203,483.33
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $880,207.51

   3.  Collateral Available Funds:                               $1,286,882.88

       a. Excess Spread:                                         $1,286,882.88

   4.  Total Excess Spread:                                      $8,048,479.17


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $144,351,405.14

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $118,803,729.00

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $118,803,729.00

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,024,679.46

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $122,828,408.46


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $68,875,000.00

   2.  Required Collateral Invested Amount                      $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $122,828,408.46

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $8,048,479.17
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $321,974.36

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $274,352.08
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $382,344.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,861,474.84


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1420%
       b. Prior Monthly Period                                         6.2287%
       c. Second Prior Monthly Period                                  6.3732%

   2.  Three Month Average Base Rate                                   6.2480%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  607,520,514.54        500,000,000.00       107,520,514.54
Beginning Adjusted Invested Amount                                N/A        500,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 11,351,110.68          9,342,162.45         2,008,948.23
Collections of Principal Receivables                    99,552,693.20         81,933,606.20        17,619,086.99
Defaulted Amount                                         3,372,517.71          2,775,641.01           596,876.70

Ending Invested / Transferor Amounts                   610,995,276.21        500,000,000.00       110,995,276.21


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      4.0100%               4.2800%              4.8800%
Monthly Interest Due                                     1,378,437.50            142,666.67           193,166.67        1,714,270.83
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,378,437.50            142,666.67           193,166.67        1,714,270.83
Investor Default Amount                                  2,289,903.83            222,051.28           263,685.90        2,775,641.01
Investor Monthly Fees Due                                  687,500.00             66,666.67            79,166.67          833,333.33
Investor Additional Amounts Due
Total Due                                                4,355,841.33            431,384.61           536,019.23        5,323,245.17

Reallocated Investor Finance Charge Collections                                                                         9,342,162.45
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1992%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------           ----------               -----

Beginning Certificates Balance                         412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00
Interest Distributions                                   1,378,437.50            142,666.67           193,166.67        1,714,270.83
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,378,437.50            142,666.67           193,166.67        1,714,270.83
Ending Certificates Balance                            412,500,000.00         40,000,000.00        47,500,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.34

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.34

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.57

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.57

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $193,166.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $193,166.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $7,707,284.02

       a. Class A Monthly Interest:                              $1,378,437.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,289,903.83
       e. Excess Spread:                                         $4,038,942.69

   2.  Class B Available Funds:                                    $747,373.00

       a. Class B Monthly Interest:                                $142,666.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $604,706.33

   3.  Collateral Available Funds:                                 $887,505.43

       a. Excess Spread:                                           $887,505.43

   4.  Total Excess Spread:                                      $5,531,154.45


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2001-5 Allocable Principal
       Collections:                                             $99,552,693.20

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:           $81,933,606.20

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $81,933,606.20

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,775,641.01

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $84,709,247.21


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $47,500,000.00

   2.  Required Collateral Invested Amount                      $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $84,709,247.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,531,154.45
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $222,051.28

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $193,166.67
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $263,685.90
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,018,917.28


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1992%
       b. Prior Monthly Period                                         6.2858%
       c. Second Prior Monthly Period                                  6.6610%

   2.  Three Month Average Base Rate                                   6.3820%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                 15.3466%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          15.2951%



II. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Series          Total  Investor          Transferors
A. Investor/Transferor Allocations                        Allocations          Interest               Interest
----------------------------------                        -----------       ---------------          -----------
Beginning Invested /Transferor Amount                  850,528,720.36        700,000,000.00       150,528,720.36
Beginning Adjusted Invested Amount                                N/A        700,000,000.00                  N/A
Floating Allocation Percentage                                    N/A              82.3018%             17.6983%
Principal Allocation Percentage                                   N/A              82.3018%             17.6983%
Collections of Finance Chg. Receivables                 15,891,554.95         13,079,027.43         2,812,527.52
Collections of Principal Receivables                   139,373,770.48        114,707,048.69        24,666,721.79
Defaulted Amount                                         4,721,524.79          3,885,897.41           835,627.38

Ending Invested / Transferor Amounts                   855,393,386.70        700,000,000.00       155,393,386.70


                                                                                                      Collateral
B. Monthly Period Funding Requirements                        Class A               Class B            Interest                Total
--------------------------------------                        -------               -------           ----------               -----

Principal Funding Account                                        0.00                  0.00                 0.00                0.00
Investment Proceeds for Monthly Period                           0.00                  0.00                 0.00                0.00
Reserve Draw Amount                                              0.00                  0.00                 0.00                0.00
Available Reserve Account Amount                                 0.00                  0.00                 0.00                0.00
Reserve Account Surplus                                          0.00                  0.00                 0.00                0.00

Coupon  July 16, 2001 to August 14, 2001                      3.9500%               4.1800%             4.7800%
Monthly Interest Due                                     1,900,937.50            195,066.67           264,891.67        2,360,895.83
Outstanding Monthly Interest Due                                 0.00                  0.00                 0.00                0.00
Additional Interest Due                                          0.00                  0.00                 0.00                0.00
Total Interest Due                                       1,900,937.50            195,066.67           264,891.67        2,360,895.83
Investor Default Amount                                  3,205,865.36            310,871.79           369,160.25        3,885,897.41
Investor Monthly Fees Due                                  962,500.00             93,333.33           110,833.33        1,166,666.67
Investor Additional Amounts Due
Total Due                                                6,069,302.86            599,271.79           744,885.25        7,413,459.91

Reallocated Investor Finance Charge Collections                                                                        13,079,027.43
Interest and Principal Funding Investment Proceeds                                                                              0.00
Series Adjusted Portfolio Yield                                                                                             15.4631%
Base Rate                                                                                                                    6.1312%


                                                                                                      Collateral
C. Certificates - Balances and Distributions                  Class A               Class B            Interest                Total
--------------------------------------------                  -------               -------            ---------               -----

Beginning Certificates Balance                         577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00
Interest Distributions                                   1,900,937.50            195,066.67           264,891.67        2,360,895.83
Principal Deposits - Prin. Funding Account                       0.00                  0.00                 0.00                0.00
Principal Distributions                                          0.00                  0.00                 0.00                0.00
Total Distributions                                      1,900,937.50            195,066.67           264,891.67        2,360,895.83
Ending Certificates Balance                            577,500,000.00         56,000,000.00        66,500,000.00      700,000,000.00





D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $3.29

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $3.29

   3.  Amount of the distribution in respect of Class A Outstanding
       Monthly Interest:                                                 $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                      $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00


E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class
       A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class A Certificates exceeds the Class
       A Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


F. Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $3.48

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $3.48

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the
       Class B Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3
       above, per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the
       outstanding principal balance of the
       Class B Certificates exceeds the Class B
       Invested Amount after giving effect to
       all transactions on such Distribution
       Date:                                                             $0.00


H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $264,891.67

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $264,891.67

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00


I. Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the
       Collateral Invested Amount pursuant
       to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,790,197.63

       a. Class A Monthly Interest:                              $1,900,937.50
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,205,865.36
       e. Excess Spread:                                         $5,683,394.77

   2.  Class B Available Funds:                                  $1,046,322.19

       a. Class B Monthly Interest:                                $195,066.67
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $851,255.53

   3.  Collateral Available Funds:                               $1,242,507.61

       a. Excess Spread:                                         $1,242,507.61

   4.  Total Excess Spread:                                      $7,777,157.90


K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               82.3017%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $139,373,770.48

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $114,707,048.69

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $114,707,048.69

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,885,897.41

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $118,592,946.10


L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $66,500,000.00

   2.  Required Collateral Invested Amount                      $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $118,592,946.10

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A


N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,777,157.90
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00

   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $310,871.79

   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $264,891.67
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $369,160.25
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,665,567.52


O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       6.1312%
       b. Prior Monthly Period                                         6.2483%
       c. Second Prior Monthly Period                                      N/A

   2.  Three Month Average Base Rate                                       N/A

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      15.4631%
       b. Prior Monthly Period                                        15.0757%
       c. Second Prior Monthly Period                                      N/A

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                               N/A